Exhibit 10.35

Contract CNH-RO1-LO 1-A2/2015

SECOND AMENDMENT AGREEMENT TO

THE CONTRACT FOR THE EXPLORATION

AND EXTRACTION OF HYDROCARBONS

UNDER THE FORM OF SHARED

PRODUCTION

BETWEEN

THE NATIONAL

HYDROCARBONS COMMISSION

AND

HOKCHI ENERGY, S.A. DE C.V.,

SIERRA BLANCA P&D, S. DE R.L. DE C.V.,

TALOS ENERGY OFFSHORE MEXICO 2, S.
DE R.L. DE C.V.

AND

PREMIER OIL EXPLORATION AND

PRODUCTION MEXICO, S.A DE C.V.

DECEMBER 20, 2018

CONTRACTUAL AREA 2

CONTRACTUAL AREA 2

Contract CNH-R01-L01-A2/2015

This Second Amendment Agreement to the Contract for the Exploration and Extraction of Hydrocarbons in the Form of Shared Production, CNH-R01-L01-A2/2015 (hereinafter the "Amendment Agreement"), is entered into on December 20, 2018, at 5:30 PM, between, on the one hand, the National Hydrocarbons Commission (hereinafter "CNH"), represented by Commissioner Alma América Porres Luna, standing in the absence of the Commissioner-President under the terms of Article 48 of the Rules of Procedure of the Commission National Hydrocarbons, Martín Álvarez Magaña, Director of the Procurement Unit for Exploration and Extraction Activities, and Fausto Álvarez Hernández, Director of the Technical Management Unit of Concessions and Contracts, with the validation of Ramón Antonio Massieu Arrojo, Director of the Legal Unit; and on the other hand, Hokchi Energy, S. A. de C.V. (hereinafter, "Hokchi Energy"), represented jointly by Fernando José Villarreal and by Vinicio Suro Pérez, in their capacities as legal representatives, Sierra Blanca P&D, S. de R. L. de C. V. (hereinafter, "Sierra Blanca P & D") represented by Alejandro Vázquez Morales in his capacity as legal representative, Talos Energy Offshore México 2, S. de R.L. de C.V. (hereinafter, "Talos Energy Offshore Mexico 2") represented by Patricio Alejandro Trad Cepeda, in his capacity as legal representative, and Premier Oil Exploration and Production México, S. A. de C. V. (hereinafter, "Premier Oil Exploration and Production Mexico") represented by John Gerard Tominey, in his capacity as legal representative, in accordance with the following Recitals, Statements, and Clauses:

R E C I T A L S

1.On July 22, 2015, the Official Gazette of the Federation published the Decision of International Competitive Bidding CNH-R01-L01/2014, where it was stated that Oil & Gas, S. de R.L. de C.V., in consortium with Talos Energy, LLC, and Premier Oil, PLC, was the winning bidder of the Contractual Area.

2.Whereas, under the terms of section III of the Bidding Rules, under item 22.3, Sierra Oil & Gas, S. de R.L. de C.V., in consortium with Talos Energy, LLC and Premier Oil, PLC, opted to establish specific-purpose companies called Sierra O&G Exploración and Producción, S. de R.L. de C.V. (hereinafter "Sierra O&G"), Talos Energy Offshore Mexico 2, and Premier Oil Exploration and Production Mexico.

3.On September 4, 2015, the CNH, Sierra O&G, Talos Energy Offshore Mexico 2, and Premier Oil Exploration and Production Mexico signed contract CNH-R01-L01-A2/2015 for the Exploration and Extraction of Hydrocarbons under the Form of Shared Production (hereinafter, the "Contract"), in which the aforementioned participating companies designated Talos Energy Offshore Mexico 2 as Operator.

4.On August 8, 2018, the first Amendment Agreement to the Contract was signed, with the purpose of assigning the full participating interest of Sierra O&G to Sierra Blanca P&D.

5.On October 9, 2018, Talos Energy Offshore Mexico 2 requested the Assignment of the Control of Operations to Hokchi Energy, with Sierra Blanca P&D and Premier Oil Exploration and Production Mexico in agreement.

6.On October 30, 2018, the Governing Body of the CNH, by means of Resolution CNH.E.58.007/18, authorized the assignment of a 25% (twenty-five percent) Participating Interest in Talos Energy Offshore Mexico 2 and the assignment of a 22.5% (twenty-two point five percent) Participating Interest in Sierra Blanca P&D, both to Hokchi Energy, which are both stated for the record in this Amendment Agreement.

7.On November 22, 2018, the Governing Body of the CNH, through Resolution CNH.E.66.011/18 authorized the Assignment of Control of Operations of Talos Energy Offshore Mexico 2 to Hokchi Energy and instructed that the Second Amendment Agreement will be entered into to record the aforementioned Assignment.

8.On December 6, 2018, Hokchi Energy, Talos Energy Offshore Mexico 2, Sierra Blanca P&D, and Premier Oil Exploration and Production Mexico entered into an agreement to assign the participating interest and total control of operations, stating the following for the record: (i) the assignment of a 25% (twenty-five percent) Participating Interest in Talos Energy Offshore Mexico 2 and the assignment of a 22.5% (twenty-two point five percent) Participating Interest in Sierra Blanca P&D, both to Hokchi Energy; and (ii) the Assignment of the Control of Operations of Talos Energy Offshore México 2 to Hokchi Energy.

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Contract CNH-R01-L01-A2/2015

S T A T E M E N T S

The National Hydrocarbons Commission states through its representatives that:

I.It is a Coordinated Regulatory Body on Energy Matters of the Centralized Federal Public Administration of the State, with its own legal personality and technical and management autonomy, in accordance with Articles 28, eighth paragraph, of the Political Constitution of the United Mexican States (hereinafter the "Constitution"), 2, Section I, and 3 of the Coordinated Regulatory Bodies on Energy Matters Act;

II.Pursuant to Articles 27, seventh paragraph, of the Constitution; 15 and 23 of the Hydrocarbons Act and 38, Section II, of the Coordinated Regulatory Bodies on Energy Matters Act, it has the legal capacity to on behalf of the State, enter into contracts with individuals or State-Owned Production Companies, through which the Nation carries out the strategic activities of Exploration and Extraction of Petroleum and other solid, liquid, or gaseous hydrocarbons within Mexican territory;

III.Its representatives are empowered to enter into this Amendment Agreement in accordance with Article 23, Section III of the Coordinated Regulatory Bodies on Energy Matters Act; 10, Sections II, III BIS, IV, and VII, 14, Sections XVI and XXV, 20 and 48 of the Rules of Procedure of the National Hydrocarbons Commission.

Hokchi Energy states through its representatives that:

I.It is an incorporated commercial company and legal personality in accordance with the laws of Mexico, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons and has the legal capacity to enter into and fulfill this Amendment Agreement;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration ID (Registro Federal de Contribuyentes) and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico as well as its regulations and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Amendment Agreement;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act; and

VI.The legal capacity of Fernando José Villarreal and Vinicio Suro Pérez, as representatives to enter into this Amendment Agreement, is authorized by the power of attorney in notarial instrument No. 78,063, recorded in notarial book 1,903, executed before Notary Public No. 1 of Mexico City, Mr. Roberto Núñez Bandera, dated October 19, 2016.

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Contract CNH-R01-L01-A2/2015

Sierra Blanca P&D states through its representative that:

I.It is an incorporated commercial company with legal personality in accordance with the laws of Mexico, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has the legal capacity to enter into and fulfill this Amendment Agreement;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations, and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Amendment Agreement;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act;

VI.The legal capacity of Alejandro Vázquez Morales to enter into this Amendment Agreement is authorized by the registered power of attorney in notarial instrument No. 82,418 (eighty-two thousand four-hundred eighteen), executed before Notary Public No. 94 of Mexico City, Mr. Erik Namur Campesino, dated August 2, 2018.

Talos Energy Offshore México 2 states through its representative that:

I.It is a commercial company incorporated and with a legal personality in accordance with the laws of Mexico, and in compliance with the stipulations in Section III, item 22.3 of the Terms of Reference for Awarding Shared Production Contracts for the Exploration and Extraction of Hydrocarbons in Shallow Waters, First Call for Tenders, Competitive Bidding CNH-R01-L01/2014, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has legal capacity to enter into and comply with this Amendment Agreement;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Amendment Agreement;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act, and

VI.The legal capacity of Patricio Alejandro Trad Cepeda as legal representative to enter into this Amendment Agreement is authorized by the registered power of attorney in notarial instrument No. 84,138 (eighty-four thousand one-hundred thirty-eight), executed before Notary Public No. 1 of Mexico City, Mr. Roberto Núñez y Bandera, dated August 6, 2018.

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Contract CNH-R01-L01-A2/2015

Premier Oil Exploration and Production Mexico states through its representative that:

I.It is a commercial company incorporated and with a legal personality in accordance with the laws of Mexico, and in compliance with the stipulations in Section III, item 22.3 of the Terms of Reference for Awarding Shared Production Contracts for the Exploration and Extraction of Hydrocarbons in Shallow Waters, First Call for Tenders, Competitive Bidding CNH-R01-L01/2014, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has legal capacity to enter into and comply with this Amendment Agreement;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations, and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Amendment Agreement;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act, and

VI.The legal capacity of John Gerard Tominey as legal representative to enter into this Amendment Agreement is authorized by the registered power of attorney in notarial instrument No. 68,015 (sixty-eight thousand fifteen), executed before Notary Public No. 223 of Mexico City, Ms. Rosamaría López Lugo acting as alternate in the notarial record book of Notary Public No. 173 of Mexico City, Mr. Francisco Xavier Arredondo Galván, dated July 16, 2018.

Pursuant to the foregoing, in accordance with Clause 27 of the Contract, the CNH, Hokchi Energy, Premier Oil Exploration and Production Mexico, Sierra Blanca P&D, and Talos Energy Offshore México 2 (collectively, the "Parties") agree to the following:

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Contract CNH-R01-L01-A2/2015

CLAUSES

CLAUSE 1
DEFINITIONS

Any term with capital letters not defined in this Amendment Agreement shall have the meaning attributed to it in the Contract.

CLAUSE 2

PURPOSE OF THE AMENDMENT AGREEMENT

The Parties agree, in order to record the assignments of Participating Interests and the Assignment of the Control of Operations of Talos Energy Offshore Mexico 2 to Hokchi Energy, to amend Statements and Clauses 1, 2, and 30 of the Contract, to be as follows:

“S T A T E M E N T S

The National Hydrocarbons Commission states that:

(...)

Hokchi Energy states that:

It is a commercial company incorporated and with a legal personality in accordance with the laws of Mexico, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has the legal capacity to enter into and comply with this Contract;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations, and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Contract;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act;

VI. The legal capacity of Fernando José Villarreal and Vinicio Suro Pérez as representatives to enter into this Contract is authorized by the registered power of attorney in notarial instrument No. 78,063 (seventy-eight thousand sixty-three), executed before Notary Public No. 1 of Mexico City, Mr. Roberto Núñez Bandera, dated October 19, 2016.

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Contract CNH-R01-L01-A2/2015

Sierra Blanca P&D states that:

I.It is a commercial company incorporated and with a legal personality in accordance with the laws of Mexico, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has the legal capacity to enter into and comply with this Contract;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations, and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capacities to fulfill its obligations under this Contract;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act,

VI.In accordance with Clause 24.4, subsection (a) of the Contract, it shall be jointly responsible for the fulfillment of all Contractor's obligations under the Contract, irrespective of whether such obligations have been incurred or generated prior to the date of entering into the assignment of the Participating Interest of Sierra O&G and,

VII.The legal capacity of Alejandro Vázquez Morales to enter into this Contract is authorized by the registered power of attorney in Notarial Instrument No. 82,418 (eighty-two thousand four-hundred eighteen), executed before Notary Public No. 94 of Mexico City, Mr. Erik Namur Campesino, dated August 2, 2018.

(...)

Talos Energy Offshore Mexico 2 states that:

(...)

Premier Oil Exploration and Production México states that:

(...)

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Contract CNH-R01-L01-A2/2015

CLAUSE 1
DEFINITIONS AND INTERPRETATION

1.1Definitions. For the purposes of this Contract, the following terms shall have the meanings listed below:

(...)

"Participating Companies" means Hokchi Energy, Premier Oil Exploration and Production Mexico, Sierra Blanca P&D, and Talos Energy Offshore Mexico 2 and their respective successors or assignees permitted under this agreement. If at any time the Contractor is made up of only one entity, any reference in this Contract to "each of the Participating Companies," "the Participating Companies," or similar references, shall be understood to mean "the Contractor."

(...)

CLAUSE 2
SUBJECT MATTER OF THE CONTRACT

(...)

2.3Participating Interests. The Participating Interests of the Participating Companies are as follows:

Participating Company	Participating Interest

Hokchi Energy	47.5%
Sierra Blanca P&D	22.5%
Talos Energy Offshore
Mexico 2	20%
Premier Oil Exploration
and Production Mexico	10%

No attempt to give in guarantee, assign, or transfer part or all of the Participating Interest shall be valid or shall be considered effective except as provided in Clause 24.

(...)

2.5Operator. Hokchi Energy has been designated by the participating companies with the approval of the CNH, as the Operator of this Contract that must comply with the Contractor's obligations arising from this Contract on behalf of and in representation of each of the Participating Companies. Notwithstanding the foregoing, it is understood that all operational aspects of Oil and Gas Activities will be carried out solely by the Operator on behalf of all Participating Companies. The non-performance by the Operator of its obligations to the Participating Companies will not relieve or release any of the Participating Companies of their joint liability provided for in this Contract. Each of the Participating Companies appoints the Operator in this act as their representative, with powers as broad as necessary to represent them before the CNH for any matter related to this Contract. It is understood that any matter agreed upon by the CNH with the Operator shall also oblige each of the Companies / Participants.

(...)

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Contract CNH-R01-L01-A2/2015

CLAUSE 30
NOTIFICATIONS

All notifications and other communication made under this agreement must be in writing and will be effective from the date the recipient receives them:

To the CNH:

Avenida Patriotismo 580,
Colonia Nonoalco,

Delegación Benito Juárez, Ciudad de México,
C.P. 03700.

To the Operator:

Hokchi Energy

Calzada Legaría 549, Torre 1, Piso 4,
Colonia 10 de Abril, Delegación Miguel Hidalgo,

Ciudad de México, México, C.P. 11250.

To the Contractor

Hokchi Energy

Calzada Legaría 549, Torre 1, Piso 4,
Colonia 10 de Abril, Delegación Miguel Hidalgo,

Ciudad de México, México, C.P. 11250.

Sierra Blanca P&D

Avenida Vasco de Quiroga 3000, Piso 8,
Colonia Santa Fe, Delegación Alvaro Obregón,

Ciudad de México, México, C.P. 01210.

Talos Energy Offshore Mexico 2

Av. Ejército Nacional 418, Piso 7,
Colonia Polanco, V Sección, Delegación Miguel Hidalgo,

Ciudad de México, México, C.P. 11520.

Premier Oil Exploration and Production Mexico

Av. Campos Elíseos 345, Piso 15,
Colonia Polanco, III Sección, Delegación Miguel Hidalgo,

Ciudad de México, México, C.P. 11560.

or at any other addresses, as notified by each Party to the other in the manner indicated above. It is understood that any notification made by the CNH to the Operator shall be deemed to be carried out to each of the Participating Companies for all purposes of this agreement."

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Contract CNH-R01-L01-A2/2015

CLAUSE 3

EFFECTS

3.1Structure of the Contractor. As of the date of this Amendment Agreement, Hokchi Energy, Premier Oil Exploration and Production Mexico, Sierra Blanca P&D, and Talos Energy Offshore Mexico 2 are responsible for the obligations inherent to the Contract and may enforce their Rights as Participating Companies.

3.2Operator. Hokchi Energy is designated by the Participating Companies, with the authorization of the CNH and is responsible for the obligations inherent to the Contract as Operator and may enforce its rights in terms of the Contract and the Applicable Regulations.

3.3Joint and Several Obligation. In accordance with Clause 24.4, subsection (b) of the Contract, both Talos Energy Offshore Mexico 2 and Sierra Blanca P&D, in their capacity as assignors, as Hokchi Energy in its capacity as assignee of the Participating Interests, are jointly and severally responsible for the fulfilment of the Contractor's obligations under the Contract, in an independent manner that these obligations have been incurred or have been generated prior to the date of the assignment of the Participating Interests and the assignment of the Control of the Operations, or thereafter.

3.4No effect on rights and obligations. This amending agreement does not imply novation, extension, or modification of any of the other contractual terms provided for in the Contract and, notwithstanding the provisions of Clause 31 of the Contract, is an integral part thereof.

CLAUSE 4
COUNTERPARTS

This Amendment Agreement is signed in four (4) equal counterparts with the same meaning and effect, and each one will be considered an original.

IN WITNESS WHEREOF, the Parties sign this Amending Agreement on the date mentioned at the beginning thereof.

ON BEHALF OF THE NATIONAL HYDROCARBONS COMMISSION	ON BEHALF OF THE CONTRACTOR
/s/ Alma América Porres Luna	/s/ Fernando José Villarreal
ALMA AMÉRICA PORRES LUNA COMMISSIONER STANDING IN FOR THE PRESIDENT, UNDER THE TERMS OF ARTICLE 48 OF THE RULES OF PROCEDURE OF THE NATIONAL HYDROCARBONS COMMISSION.	FERNANDO JOSÉ VILLARREAL LEGAL REPRESENTATIVE HOKCHI ENERGY, S.A. DE C.V.

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Contract CNH-R01-L01-A2/2015

ON BEHALF OF THE NATIONAL HYDROCARBONS COMMISSION	ON BEHALF OF THE CONTRACTOR
/s/ Martín Álvarez Magaña	/s/ Vinicio Suro Pérez
MARTÍN ÁLVAREZ MAGAÑA DIRECTOR OF THE PROCUREMENT UNIT FOR EXPLORATION AND EXTRACTION ACTIVITIES	VINICIO SURO PÉREZ LEGAL REPRESENTATIVE HOKCHI ENERGY, S.A. DE C.V.
/s/ Fausto Álvarez Hernández	/s/ Alejandro Vazquez Morales
FAUSTO ÁLVAREZ HERNÁNDEZ DIRECTOR OF THE TECHNICAL MANAGEMENT UNIT OF CONCESSIONS AND CONTRACTS	ALEJANDRO VAZQUEZ MORALES LEGAL REPRESENTATIVE SIERRA BLANCA P&D, S. DE R.L. DE C.V
/s/ Ramón Antonio Massieu Arrojo	/s/ Patricio Alejandro Trad Cepeda
RAMÓN ANTONIO MASSIEU ARROJO DIRECTOR OF THE LEGAL UNIT	PATRICIO ALEJANDRO TRAD CEPEDA LEGAL REPRESENTATIVE TALOS ENERGY OFFSHORE MEXICO 2, S. DE R.L. DE C.V.

/s/ John Gerard Tominey
JOHN GERARD TOMINEY LEGAL REPRESENTATIVE

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